                                              EASTERN DISTRICT OF VIRGINIA

In re   Pathnet Inc.                                               CASE NO.   BK-01-12265
                                                                   REPORTING PERIOD:  APRIL 30, 2001

                                                 MONTHLY OPERATING REPORT
                      File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.
--------------------------------------------------------------------------------------------------------------------------------
                                                                                           DOCUMENT    EXPLANATION
REQUIRED DOCUMENTS                                                        FORM NO.         ATTACHED     ATTACHED
Schedule of Cash Receipts and Disbursements                                MOR-1              yes
     Bank Reconciliation (or copies of debtor's bank reconciliation        MOR-1 (CON'T)      yes
     Copies of bank statements                                                                yes
     Cash disbursements journals                                                              yes
Statement of Operations                                                    MOR-2              yes
Balance Sheet                                                              MOR-3              yes
Status of Postpetition Taxes                                               MOR-4              yes
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                       MOR-4              yes
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                               MOR-5              yes
Debtor Questionnaire                                                       MOR-5              yes
--------------------------------------------------------------------------------------------------------------------------------
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

---------------------------------------
Signature of Debtor                                                      Date

---------------------------------------
Signature of Joint Debtor                                                Date

/s/ James M. Craig
---------------------------------------
Signature of Authorized Individual*                                      Date 05-31-01

James M. Craig
---------------------------------------                                  Chief Financial Officer
Printed Name of Authorized Individual                                    Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                                                        FORM MOR
                                                                                                   (9/99)

IN RE  PATHNET INC.                                                          CASE NO.  BK-01-12265
                                         Debtor                              REPORTING PERIOD: APRIL 30, 2001

                                       SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement.   The beginning cash should be the ending cash from the prior month or, if this is the
first report,  the amount should be the balance on the date the petition was filed.   The amounts reported in the "CURRENT MONTH - ACTUAL" column must
equal the sum of the four bank account columns.   The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL
REPORT (FORM IR-1) .  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal
must equal the total disbursements reported on this page.   A bank reconciliation must be attached for each account.  [See MOR-1 (CON'T)]

--------------------------------------------------------------------------------------------------------------------------------
                                         BANK ACCOUNTS                     CURRENT MONTH           CUMULATIVE FILING TO DATE
                             OPER.     PAYROLL  MEDICAL     OTHER        ACTUAL   PROJECTED         ACTUAL       PROJECTED
CASH BEGINNING  OF MONTH    458,670    966,558  -36,881   6,567,695    7,956,042                  7,956,042
                         ----------  --------- -------- -----------  -----------  ---------     -----------     ----------

RECEIPTS
CASH  SALES
ACCOUNTS RECEIVABLE         710,783                                      710,783    279,000         710,783       279,000
LOANS AND ADVANCES
SALE  OF  ASSETS
OTHER  (ATTACH  LIST)       159,744      1,083    3,427        5660      169,915                    169,915
TRANSFERS  (Wires)                     837,278   50,000                  887,278                    887,278
OTHER ADJUSTMENTS                       39,738                            39,738                     39,738
VOIDS                       249,968                                      249,968                    249,968
INTERCOMPANY SERVICES                                                               633,114                       633,114
INTEREST INCOME                                                                         528                           528
                         ----------  --------- -------- -----------  -----------  ---------     -----------    ----------
    TOTAL  RECEIPTS       1,120,495    878,099   53,427       5,660    2,057,682    912,642       2,057,682       912,642
                         ----------  --------- -------- -----------  -----------  ---------     -----------    ----------

DISBURSEMENTS
NET PAYROLL                           -955,789                          -955,789 -1,020,500        -955,789    -1,020,500
PAYROLL TAXES                         -528,969                          -528,969   -549,500        -528,969      -549,500
SALES, USE, & OTHER TAXES
INVENTORY PURCHASES
SECURED/ RENTAL/ LEASES                                                            -233,500                      -233,500
MEDICAL CLAIM PAYMENTS                          -82,140                  -82,140                    -82,140
ADMINISTRATIVE             -212,920    -43,233                          -256,153   -381,660        -256,153      -381,660
SELLING
OTHER  (ATTACH  LIST)                                          -102         -102                       -102
INTERCOMPANY SERVICES
CAPITAL EXPENDITURES                                                                 -1,000                        -1,000
OWNER DRAW *
TRANSFERS (WIRE)           -942,293                                     -942,293                   -942,293
CONTINGENCY                                                                        -150,000                      -150,000
PROFESSIONAL FEES
U.S. TRUSTEE  QUARTERLY FEES
COURT COSTS
                         ----------  --------- -------- -----------  -----------  ---------     -----------    ----------
TOTAL DISBURSEMENTS      -1,155,213 -1,527,991  -82,140        -102   -2,765,446 -2,336,160      -2,765,446    -2,336,160
                         ----------  --------- -------- -----------  -----------  ---------     -----------    ----------

NET CASH FLOW               -34,718   -649,892  -28,713       5,559     -707,764 -1,423,518        -707,764    -1,423,518
(RECEIPTS LESS DISBURSEMENTS)
                         ----------  --------- -------- -----------  -----------  ---------     -----------    ----------
CASH - END OF MONTH         423,952    316,666  -65,594   6,573,253    7,248,277 -1,423,518       7,248,278    -1,423,518
                         ----------  --------- -------- -----------  -----------  ---------     -----------    ----------

--------------------------------------------------------------------------------------------------------------------------------
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

                                               THE FOLLOWING SECTION MUST BE COMPLETED
--------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:   (FROM CURRENT MONTH  ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                                                             2,765,446
    LESS:  TRANSFERS TO DEBTOR IN POSSESSION  ACCOUNTS                                                      $
    PLUS:   ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES  (i.e. from escrow accounts)                       $
                                                                                                               ----------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                 2,765,446
                                                                                                               ----------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FORM MOR-1
                                                                                                                    (9/99)

In re  Pathnet Inc.                                                            Case No.  BK-01-12665
                                   Debtor                                      Reporting Period:  April 30, 2001

                                                  BANK RECONCILIATIONS
                                              CONTINUATION SHEET FOR MOR-1
A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

--------------------------------------------------------------------------------------------------------------------------------
                                          Operating             Payroll               Medical               Other
                                       See Attachment
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
    balance per books

DEPOSITS IN TRANSIT                    Date      Amount     Date      Amount      Date      Amount     Date      Amount

CHECKS OUTSTANDING                    Ck. #      Amount     Ch. #     Amount     Ck. #      Amount     Ck. #     Amount

--------------------------------------------------------------------------------------------------------------------------------

OTHER

                                                                                                                        FORM MOR-1 (CON'T)
                                                                                                               (9/99)

In re  Pathnet Inc.                                                         Case No.  BK-01-12265
                                    Debtor                                  Reporting Period.:  April 30, 2001

                                                 STATEMENT OF OPERATIONS
                                                    (Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               CUMULATIVE
REVENUES                                                                                   MONTH            FILING TO DATE
Gross Revenues                                                                           1,000,904               1,000,904
Less:  Returns and Allowances
                                                                                        ----------             -----------
Net Revenue                                                                             $1,000,904              $1,000,904
                                                                                        ----------             -----------
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor                                                                         277,444                 277,444
Add: Other Costs (attach schedule)                                                         317,205                 317,205
Less: Ending Inventory
                                                                                        ----------             -----------
Cost of Goods Sold                                                                         594,649                 594,649
                                                                                        ----------             -----------
Gross Profit                                                                              $406,255                $406,255

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs                                                                 116,606                 116,606
Insider Compensation*                                                                      108,335                 108,335
Insurance                                                                                   34,282                  34,282
Management Fees/Bonuses
Office Expense                                                                              13,117                  13,117
Pension & Profit-Sharing Plans
Repairs and Maintenance                                                                      2,188                   2,188
Rent and Lease Expense                                                                     153,106                 153,106
Salaries/Commissions/Fees                                                                1,026,301               1,026,301
Supplies                                                                                       961                     961
Taxes - Payroll                                                                             83,180                  83,180
Taxes - Real Estate                                                                        200,000                 200,000
Taxes - Other                                                                                1,385                   1,385
Travel and Entertainment                                                                    24,175                  24,175
Utilities                                                                                   37,909                  37,909
Other (attach schedule)                                                                   -722,446                -722,446
                                                                                        ----------             -----------
Total Operating Expenses Before Depreciation                                             1,079,098               1,079,098
Depreciation/Depletion/Amortization                                                       -282,475                -282,475
                                                                                        ----------             -----------
Net Profit (Loss) Before Other Income & Expenses                                         ($955,317)              ($955,317)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                             317,596                 317,596
Interest Expense                                                                          -197,133                -197,133
Other Expense (attach schedule)
                                                                                        ----------             -----------
Net Profit (Loss) Before Reorganization Items                                            ($834,854)              ($834,854)
REORGANIZATION ITEMS
Professional Fees                                                                        1,000,000               1,000,000
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
                                                                                        ----------             -----------
Total Reorganization Expenses                                                            1,000,000               1,000,000
Income Taxes
                                                                                        ----------             -----------
Net Profit (Loss)                                                                      ($1,834,854)            ($1,834,854)
                                                                                        ----------             -----------

--------------------------------------------------------------------------------------------------------------------------------
*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                                                                FORM MOR-2
                                                                                                   (9/99)

In re  Pathnet Inc._                                            Case No.  BK-01-12265
                        Debtor                                  Reporting Period:  April 30, 2001

--------------------------------------------------------------------------------------------------------------------------------
                                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

                                                                                                        CUMULATIVE
BREAKDOWN OF "OTHER" CATEGORY                                                     MONTH               FILING TO DATE

OTHER COSTS
Lease expense (space, tower) & LEC Access charges                                186,502                  186,502
Maintenance                                                                       88,578                   88,578
Utility                                                                              619                      619
Warehousing costs                                                                  3,108                    3,108
Intercompany allocations                                                        -126,651                 -126,651
Other Costs                                                                      165,049                  165,049
                                                                               ---------                ----------
                                                       TOTAL                     317,205                  317,205
                                                                               ---------                ----------
OTHER OPERATIONAL EXPENSES
Cheap Stock Amortization                                                         170,402                  170,402
Intercompany Allocation for Services preformed for Pathnet Operating            -963,435                 -963,435
Legal Expense/Accounting                                                          -4,687                   -4,687
Misc Expense                                                                         449                      449
Temporary Services                                                                19,699                   19,699
Bank Charges                                                                      15,126                   15,126
PPE Reserve                                                                       40,000                   40,000
                                                                               ---------                ----------
                                                       TOTAL                    -722,446                 -722,446
                                                                               ---------                ----------

OTHER INCOME
Interest Income Texaco Escrow                                                      1,310                    1,310
Interest Income BN Escrow                                                         13,077                   13,077
Interest Income Bank of NY                                                           709                      709
Interest Income SunTrust investment account                                       54,275                   54,275
Void Checks - other income                                                       248,226                  248,226
                                                                               ---------                ----------
                                                       TOTAL                     317,596                  317,596
                                                                               ---------                ----------
OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

--------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                                                                FORM MOR-2 (CON'T)
                                                                                         (9/99)

In re    Pathnet Inc.                                                    Case No.   BK-01-12265
                                            Debtor                       Reporting Period:    April 30, 2001

                                        BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.
--------------------------------------------------------------------------------------------------------------------------------
                                                       BOOK VALUE AT END OF       BOOK VALUE ON
                      ASSETS                         CURRENT REPORTING MONTH       PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                              7,248,277            7,956,042
Restricted Cash and Cash Equivalents (see continuation sheet) 10,894,541           10,895,450
Accounts Receivable (Net)                                      2,245,256            1,845,880
Notes Receivable
Inventories
Prepaid Expenses                                                 547,053              649,520
Professional Retainers                                           600,000              600,000
Other Current Assets (attach schedule)                           126,257              105,016
                                                           -------------         ------------
TOTAL CURRENT ASSETS                                          21,661,384           22,051,908
                                                           -------------         ------------
PROPERTY AND EQUIPMENT
Real Property and Improvements                                15,707,542           15,739,608
Machinery and Equipment
Furniture, Fixtures and Office Equipment                       7,648,544            7,634,119
Leasehold Improvements                                           993,290              993,290
Vehicles
Less Accumulated Depreciation                                 -4,570,591           -4,288,116
                                                           -------------         ------------
TOTAL PROPERTY & EQUIPMENT                                    19,778,785           20,078,901
                                                           -------------         ------------
OTHER ASSETS
Loans to Insiders*                                           131,043,310          130,182,166
Other Assets (attach schedule)                                14,460,533           14,607,731
                                                           -------------         ------------
TOTAL OTHER ASSETS                                           145,503,843          144,789,897
                                                           -------------         ------------
TOTAL ASSETS                                                 186,944,012          186,920,706
                                                           =============          ===========

                                                       BOOK VALUE AT END OF       BOOK VALUE ON
           LIABILITIES AND OWNER EQUITY              CURRENT REPORTING MONTH      PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
Accounts Payable                                                 397,013
Taxes Payable (refer to FORM MOR-4)                              211,985
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment                                16,248
Secured Debt / Adequate Protection Payments
Professional Fees                                              1,000,000
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)                  25,000
                                                           -------------         ------------
TOTAL POSTPETITION LIABILITIES                                 1,650,246
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt                                               387,854,375          387,652,191
Deferred Expense                                                 638,987              632,984
Loans from insiders                                            7,983,195            7,983,195
                                                           -------------         ------------
TOTAL PRE-PETITION LIABILITIES                               396,476,557          396,268,370
                                                           -------------         ------------
TOTAL LIABILITIES                                            398,126,803          396,268,370
OWNER EQUITY
Capital Stock                                                    188,423              188,423
Additional Paid-In Capital                                    42,076,261           42,076,261
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                            -251,612,621         -251,612,621
Retained Earnings - Postpetition                              -1,834,854
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
                                                           -------------         ------------
NET OWNER EQUITY                                            -211,182,791         -209,347,937
                                                           -------------         ------------
TOTAL LIABILITIES AND OWNERS' EQUITY                         186,944,012          186,920,433
                                                           =============         ============
--------------------------------------------------------------------------------------------------------------------------------

                                                   .                               FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).                                     (9/99)

Certain reclassification have been made to 10Q numbers to conform to MO0 reporting

In re   Pathnet Inc.                                                           Case No.   BK-01-12265
                                   Debtor                                      Reporting Period:  April 30, 2001

                                           BALANCE SHEET - continuation sheet
--------------------------------------------------------------------------------------------------------------------------------
                                                                        BOOK VALUE AT END OF       BOOK VALUE ON
                           ASSETS                                     CURRENT REPORTING MONTH      PETITION DATE
Other Current Assets
          Interest Receivable Suntrust Investment account                          26,358                  5,660
          Employee Advances                                                         2,578                  3,377
          Deposits                                                                 95,101                 94,550
          Other Misc                                                                  346                      0
          Petty Cash                                                                1,874                  1,157
                                                                              -----------           ------------
                                                       Total                      126,257                104,743
                                                                              -----------           ------------
Other Assets
          Deferred Financing Costs                                             13,787,138             13,950,146
          Deferred Income- KN                                                     673,395                657,585
                                                                              -----------           ------------
                                                       Total                   14,460,533             14,607,731
                                                                              -----------           ------------

                                                                 BOOK VALUE AT END OF             BOOK VALUE ON
                LIABILITIES AND OWNER EQUITY                   CURRENT REPORTING MONTH            PETITION DATE
Other Postpetition Liabilities

          PSI Net Deposit                                                          25,000                      0

                                                                              -----------           ------------
                                                       Total                       25,000                      0
                                                                              -----------           ------------
Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

----------------------------------------------------------------------------------------------------------------

Restricted     Cash:  cash  that  is  restricted  for a  specific  use  and  not available to fund  operations.  Typically,  restricted cash is segregated into a separate account, such as an escrow account. FORM MOR-3 (CON'T) (9/99)

                                                                FORM MOR-3(CONT)
                                                                         ((9/99)

In re  Pathnet Inc.                                                               Case No. BK-01-12265
                              Debtor                                              Reporting PerApril_30,_2001___________

                                               STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

--------------------------------------------------------------------------------------------------------------------------------
                                              BEGINNING    AMOUNT                                               ENDING
                                                 TAX    WITHHELD OR       AMOUNT      DATE       CHECK NO.        TAX
                                             LIABILITY     ACCRUED          PAID      PAID        OR EFT       LIABILITY
Federal
Withholding                                         -       255,822      (255,822)  4/15&4/30      eft                 0
FICA-Employee                                       -       112,330      (112,330)  4/15&4/30      eft                 0
FICA-Employer                                       -       112,326      (112,326)  4/15&4/30      eft                 0
Unemployment                                        -           135          (135)  4/15&4/30      eft                 0
Income
Other:_________________
                                             --------     ---------    ----------                               ---------
   Total Federal Taxes                                      480,614      (480,613)  See Attach
                                             --------     ---------    ----------                               ---------
STATE AND LOCAL
Withholding                                         -        47,822       (47,822)  4/15&4/30      eft
Sales                                                        24,303       (12,318)  See Attach                     11,985
Excise
Unemployment                                        -           538          (538)  4/15&4/30      eft
Real Property
Personal Property                                   -       200,100          (100)  See Attach                    200,000
Other: Income and Franchise taxes                                          (9,080)  See Attach
                                             --------     ---------    ----------                               ---------
   Total State and Local                                    272,763       (69,858)
                                             --------     ---------    ----------                               ---------
TOTAL TAXES                                                 753,376      (550,471)                                211,985
                                             --------     ---------    ----------                               ---------
--------------------------------------------------------------------------------------------------------------------------------

                                           SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.
--------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF DAYS PAST DUE
                                        Current       0-30          31-60         61-90        Over 90       Total
Accounts Payable                         397,013                                                              397,013
Wages Payable
Taxes Payable
Rent/Leases-Building                      16,248                                                               16,248
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:__________________________
Other:__________________________
                                      ----------  ----------     ----------    -----------    -----------    --------
TOTAL POSTPETITION DEBTS                 413,261                                                              413,261
                                      ----------  ----------     ----------    -----------    -----------    --------
--------------------------------------------------------------------------------------------------------------------------------

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

*"Insider" is defined in 11 U.S.C. Section 101(31).                                                             FORM MOR-4
                                                                                                             (9/99)

In re  Pathnet Inc.                                                   Case No.  BK-01-12265
                              Debtor                                  Reporting PeApril_30,_2001____________

                       ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

--------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                       AMOUNT
Total Accounts Receivable at the beginning of the reporting period     $1,979,880
+ Amounts billed during the period                                       $985,092
- Amounts collected during the period                                    $585,716
                                                                       ----------
Total Accounts Receivable at the end of the reporting period           $2,379,256
                                                                       ----------

ACCOUNTS RECEIVABLE AGING                                                 AMOUNT
0 - 30 days old                                                          $801,841
31 - 60 days old                                                          $61,868
61 - 90 days old                                                         $320,466
91+ days old                                                           $1,195,081
                                                                       ----------
Total Accounts Receivable                                              $2,379,256
Amount considered uncollectible (Bad Debt)                               $134,000
                                                                       ----------
Accounts Receivable (Net)                                              $2,245,256
                                                                       ----------
--------------------------------------------------------------------------------------------------------------------------------

                                   DEBTOR QUESTIONNAIRE
--------------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                                 YES        NO
1.  Have any assets been sold or transferred outside the normal course of business
     this reporting period?  If yes, provide an explanation below.                                      no
2.  Have any funds been disbursed from any account other than a debtor in possession
     account this reporting period?  If yes, provide an explanation below.                              no
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation
     below.                                                                                  N/A
4.  Are workers compensation, general liability and other necessary insurance
     coverages in effect?  If no, provide an explanation below.                              yes
--------------------------------------------------------------------------------------------------------------------------------

N/A no postpetition tax returns due at Arpil 30, 2001

                                                                                 FORM MOR-5
                                                                                  (9/99)